UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

TGFIN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19470	13-4069968
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Main Street, Suite B, Smithfield, Utah		84335
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (435) 563-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02-Termination of a Material Definitive Agreement

On December 31, 2012 TGFIN Holdings, Inc.’s (TGFN.OTC) (“TGFIN”) entered into an agreement to purchase certain assets and technologies (“Assets”) from IceLounge Media, Inc. (“IMI”), an unrelated party, in exchange for 49% of TGFIN's common stock.  On April 15, 2013 both parties mutually agreed to terminate the agreement prior to closing without obligation, penalty or consequence to either party.  The Assets were returned to Ice Lounge and TGFIN’s common stock was not issued.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Exhibit Description

10.1

Termination Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGFIN HOLDINGS, INC.

Date: April 16, 2013	By:	/s/ S. Emerson Lybbert
S. Emerson Lybbert
CEO